UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 1, 2017

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700,

Santa Monica, California 90401

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Macerich Company (the “Company”) held its annual meeting of stockholders on June 1, 2017 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected the ten nominees listed below to serve as directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified, (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017, (3) approved the compensation of the Company’s named executive officers and (4) approved a frequency of 1 year for the future advisory votes on the Company’s named executive officer compensation. Based on this vote, the Company’s board of directors currently intends for the Company to submit an advisory vote to its stockholders on the compensation of its named executive officers every year until the next required vote on the frequency of future advisory votes on named executive officer compensation.

Proposal 1:	Election of Ten Directors to Serve Until the Next Annual Meeting of Stockholders and Until Their Respective Successors are Duly Elected and Qualified.

	For	Against	Abstentions	Broker Non- Votes
John H. Alschuler	109,707,440	20,225,220	14,678	3,819,106
Arthur M. Coppola	126,142,729	3,520,412	284,197	3,819,106
Edward C. Coppola	123,274,477	6,658,466	14,395	3,819,106
Steven R. Hash	127,069,363	2,857,683	20,292	3,819,106
Fred S. Hubbell	109,297,552	20,629,701	20,085	3,819,106
Diana M. Laing	126,805,037	3,122,597	19,704	3,819,106
Mason G. Ross	108,977,946	20,948,753	20,639	3,819,106
Steven L. Soboroff	108,512,774	21,414,292	20,272	3,819,106
Andrea M. Stephen	126,351,298	3,576,199	19,841	3,819,106
John M. Sullivan	123,034,695	6,892,353	20,290	3,819,106

Proposal 2:	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2017.

For	Against	Abstentions
133,388,565	317,131	60,748

There were no broker non-votes for Proposal 2.

Proposal 3:	Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non-Votes
114,797,791	14,881,621	267,926	3,819,106

Proposal 4:	Advisory Vote on the Frequency of Future Advisory Votes on the Company’s Named Executive Officer Compensation.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
118,481,264	58,039	11,370,351	37,684	3,819,106

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

By: THOMAS J. LEANSE

June 6, 2017	/s/ Thomas J. Leanse
Date	Senior Executive Vice President, Chief Legal Officer and Secretary